Exhibit D

    Management Contract between the Registrant and Money Management
                              Associates

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                          MANAGEMENT CONTRACT

                                Between

                     AMERICAN GAS INDEX FUND, INC.

                                  And

                      MONEY MANAGEMENT ASSOCIATES


          This Management Contract (the "Contract"), dated as of the 13th day of February, 1989, is entered into by and between American Gas Index Fund, Inc. (hereinafter referred to as the "Fund") and Money Management Associates (hereinafter referred to as the "Manager").

                               WITNESSTH

          THAT in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

          1. THE FUND hereby employs the Manager to manage the investment and reinvestment of the assets of the Fund and to administer the affairs of the Fund, subject to the control of the officers and Board of Directors of the Fund, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

          2. The Manager assumes and shall pay or reimburse the Fund for: (a) all expenses in connection with the management of the investment and reinvestment of the assets of the Fund, except that the Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b) the compensation (if any) of those directors and officers of the Fund who also serve as directors, officers or employees of the Manager; and (c) all expenses not hereinafter specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the administration of the affairs of the Fund.

          The Fund assumes and shall pay or reimburse the Manager for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with : (a) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Fund who do not also serve as directors, officers of employees of the Manager; (h) maintaining appropriate insurance coverage for the Fund and its directors and officers; and
(i) its membership in trade associations; and (j) federal and state filing and registration fees.

     3. In connection with the management of the investment and reinvestment of the assets of the Fund, the Manager is authorized on behalf of the Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.


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     4.  As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, the Fund shall pay the Manager an annual fee of four-tenths (0.40%) of one percent of the average daily net asset value of the Fund. The fee will be paid monthly.

     If in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and extraordinary legal expenses, but including the management fee, exceed 1.25% of the average market value of the net assets for that fiscal year of the Fund, the Manager will refund to the Fund, or bear, the excess expenses over 1.25%. These expense reimbursements, if any, will be estimated, reconciled and paid on a monthly basis.

     In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     5. Subject to and in accordance with the governing instruments of the Fund and of the Manager respectively, directors, officers, agents and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as partners or otherwise; partners and agents of the Manager are or may be interested in the Fund as directors, officers, agents, shareholders or otherwise; the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

     The Manager shall notify the Fund of any change in partners of Money Management Associates within ten days after such change.

     6. This Contract shall continue in effect until the first meeting of the Shareholders of the Fund (but in no event longer than two years from the date hereof), and if approved at such shareholders' meeting, until two years from the date hereof, and thereafter only so long as such continuance is approved at least annually by a vote of a majority of the Fund's Board of Directors, including the votes of a majority of the directors who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval. Provided, however, that (a) this Contract may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contract may be terminated by the Manager on sixty days prior written notice to the Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

     As used in this Section 6, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(9) and Section 2(a)(42) of the Investment Company Act of 1940.

     7. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     8. No provisions of this Contract shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Contract. Nor shall any provisions hereof be deemed to protect any director or officer of the Fund against any such liability to which he might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.


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     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed on the day and year first above written.


                                        AMERICAN GAS INDEX FUND, INC.

WITNESS:

/s/ Timothy P. Hagan                    By:   /s/  Richard J. Garvey
                                              Chairman of the Board

                                        MONEY MANAGEMENT ASSOCIATES


WITNESS:

/s/ Rhonda Baroody                      By:   /s/ Daniel L. O'Connor
                                             General Partner